                                              SECURITIES AND EXCHANGE COMMISSION

                                                          Washington, D.C. 20549

                                                                        Form 8-K

                                                                  CURRENT REPORT

                                          Pursuant to Section 13 or 15(d) of the
                                            Securities and Exchange Act of 1934

                                Date of Report	(Date of earliest event reported)
                                                                   June 25, 1996


					                                       Long Island Bancorp, Inc.
- - -------------------------------------------------------------------------------
                          (Exact Name of Registrant as Specified in its Charter)


      	Delaware	              	0-23526		          	11-3198508
- - -------------------------     -------------     --------------------------
(State or Other Jurisdiction		(Commission File		(I.R.S. Employer
  of Incorporation)			          Number)			        Identification No.)


201 Old Country Road
Melville, New York							                             	11747-2724
- - ---------------------------                          ---------------
(Address of Principal							                           	(Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (516) 547-2000


						Not Applicable
- - --------------------------------------------------------------------------------
(Former Name of Former Address, if Changed Since Last Report)

This document contains exactly 3 pages.


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Item 1.		Changes in Control Registrant
			Not Applicable

Item 2.		Acquisition or Disposition of Assets
			Not Applicable

Item 3.		Bankruptcy or Receivership
			Not Applicable

Item 4.		Changes in Registrant's Certifying Accountant
			Not Applicable

Item 5.		Other Events
			Press Release of Long Island Bancorp, Inc.
			   dated June 25, 1996

Item 6.		Resignations of Registrant's Directors
			Not Applicable

Item 7.		Financial Statements and Exhibits
			(a)  Not Applicable



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                                                                 SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



							LONG ISLAND BANCORP, INC.


					          		By: /s/   Mark Fuster
                    -----------------------------------
          								Name:	   Mark Fuster
         								Title:	   Chief Financial Officer
									                  (principal financial and
									                  accounting officer)


Date:	June 25, 1996


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LONG ISLAND
BANCORP, INC.                        NEWS RELEASE
201 Old Country Road
Melville, New York  11747

						                                        	Contact:


																			                            Mary M. Feder
                                        							Vice President-Investor Relations
                                        							(516) 547-2607



FOR IMMEDIATE RELEASE

            LONG ISLAND BANCORP, INC. ANNOUNCES SEVENTH QUARTERLY DIVIDEND

MELVILLE, NY, JUNE 25, 1996 - Long Island Bancorp, Inc. (NASDAQ: LISB), the holding company for The Long Island Savings Bank, FSB announced today that its Board of Directors declared a quarterly cash dividend of $0.10 per common share.

The dividend will be payable on August 16, 1996 to shareholders of record at the close of business on July 17, 1996. This is the seventh consecutive quarterly dividend paid by Long Island Bancorp, Inc.

The Long Island Savings Bank, FSB is a federally chartered FDIC-insured institution which serves its customers through 36 full service branch offices throughout Queens, Nassau and Suffolk counties. The Bank also operates mortgage loan offices across Long Island and in Connecticut, Delaware, Georgia, Maryland, New Jersey, Pennsylvania, Virginia, and an Internet home page at the address: http: //www.lisb.com.


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